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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 1, 1997
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                               ESSEF CORPORATION
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             (Exact name of registrant as specified in its charter)

       OHIO                          0-15902                  34-0777631
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(State or other                   (Commission File        (I.R.S. Employer
jurisdiction of                      Number)                 Identification
incorporation)                                                    Number)

220 Park Drive, Chardon, Ohio                                      44024
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(Address of principal executive offices)                         (Zip Code)


                                 (216) 286-2200
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(Registrant's telephone number, including area code)


                                      N/A
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(Former name or former address, if changed since last report)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
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        On May 1, 1997, General Aquatics Corporation ("GAC"), a wholly-owned subsidiary of Pac-Fab, Inc., which is a wholly-owned subsidiary of the Registrant, acquired substantially all of the assets (the "Acquired Assets") of General Aquatics, Inc. and its wholly-owned subsidiaries, Anthony and Sylvan Pools, Inc., KDI American Products, Inc., and KDI Paragon, Inc. (collectively, the "Sellers"). This purchase was consummated on the terms specified in a certain Asset Purchase Agreement (the "Asset Purchase Agreement") dated March 24, 1997 by and among GAC, the Sellers, and GAI Acquisition Corp., which is a wholly-owned subsidiary of EQ Corporation and parent company of General Aquatics, Inc.

        The Acquired Assets consist of equipment, inventory, receivables, real property, and intellectual property used in connection with the manufacture and sale of swimming pool equipment and accessories, and the sale and construction of in-ground swimming pools. The purchase price was approximately $68 million in cash and the assumption of $8 million in working capital debt, which amount was negotiated between the parties as the fair market value for the Acquired Assets. The acquisition was financed pursuant to a Credit Agreement dated April 28, 1997 among ESSEF Corporation, National City Bank as Administrative Agent, and ABN Amro Bank N.V. as Syndication Agent.

        GAC intends to use the Acquired Assets in connection with the construction of pools and spas and the manufacture and sale of accessories and equipment used in connection therewith.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
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        Financial statements complying with the requirements of Regulation S-X are not available, but will be filed within the time period required by law.


                                 EXHIBIT LIST
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                                                                  Location of
                                                                  Document in
                                                                   Sequential
Exhibit                                                             Numbering
Number      Description                                                System
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
2(a)       Asset Purchase Agreement dated March 24, 1997
           by and among General Aquatics Corporation,
           General Aquatics, Inc., Anthony and Sylvan Pools, Inc.,
           KDI American Products, Inc., KDI Paragon, Inc. and GAI
           Acquisition Corp.

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                                   SIGNATURE
                                   ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ESSEF Corporation
                                       Registrant


Dated: May 14, 1997                    By: /s/ Stuart D. Neidus
                                           ---------------------------------
                                               Stuart D. Neidus
                                               Executive Vice President and
                                               Chief Financial Office